                                                                   EXHIBIT 99.04

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                    $     1,346,064,717.06
Beginning of the Month Finance Charge Receivables:               $        77,316,734.55
Beginning of the Month Discounted Receivables:                   $                 0.00
Beginning of the Month Total Receivables:                        $     1,423,381,451.61


Removed Principal Receivables:                                   $                 0.00
Removed Finance Charge Receivables:                              $                 0.00
Removed Total Receivables:                                       $                 0.00


Additional Principal Receivables:                                $                 0.00
Additional Finance Charge Receivables:                           $                 0.00
Additional Total Receivables:                                    $                 0.00

Discounted Receivables Generated this Period:                    $                 0.00


End of the Month Principal Receivables:                          $     1,310,814,155.89
End of the Month Finance Charge Receivables:                     $        78,098,488.58
End of the Month Discounted Receivables:                         $                 0.00
End of the Month Total Receivables:                              $     1,388,912,644.47


Special Funding Account Balance                                  $                 0.00
Aggregate Invested Amount (all Master Trust Series)              $     1,002,000,000.00
End of the Month Seller Amount                                   $       308,814,155.89
End of the Month Seller Percentage                                                23.56%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                       RECEIVABLES

       30-59 Days Delinquent                                     $        33,450,895.55
       60-89 Days Delinquent                                     $        23,589,925.84
       90+ Days Delinquent                                       $        52,193,376.46

       Total 30+ Days Delinquent                             $   109,234,197.85
       Delinquent Percentage                                               7.86%

Defaulted Accounts During the Month                          $    10,643,170.22
Annualized Default Percentage                                              9.49%

Principal Collections                                            150,139,744.85
Principal Payment Rate                                                    11.15%

Total Payment Rate                                                        12.31%


INVESTED AMOUNTS


       Class A Initial Invested Amount                       $   273,750,000.00
       Class B Initial Invested Amount                       $    26,250,000.00

INITIAL INVESTED AMOUNT                                      $   300,000,000.00

       Class A Invested Amount                               $   319,375,000.00
       Class B Invested Amount                               $    30,625,000.00

INVESTED AMOUNT                                              $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            26.00%
PRINCIPAL ALLOCATION PERCENTAGE                                           26.00%


MONTHLY SERVICING FEE                                        $       583,333.34

INVESTOR DEFAULT AMOUNT                                      $     2,767,224.26


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               91.25%

       Class A Finance Charge Collections                    $     6,348,357.95
       Other Amounts                                         $             0.00

TOTAL CLASS A AVAILABLE FUNDS                            $       6,348,357.95


       Class A Monthly Interest                          $       1,476,222.22
       Class A Servicing Fee                             $         532,291.67
       Class A Investor Default Amount                   $       2,525,092.14

TOTAL CLASS A EXCESS SPREAD                              $       1,814,751.92


REQUIRED AMOUNT                                          $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                            8.75%

       Class B Finance Charge Collections                $         608,746.65
       Other Amounts                                     $               0.00

TOTAL CLASS B AVAILABLE FUNDS                            $         608,746.65


       Class B Monthly Interest                          $         145,638.89
       Class B Servicing Fee                             $          51,041.67


TOTAL CLASS B EXCESS SPREAD                              $         412,066.09


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $       2,226,818.01


       Excess Spread Applied to Required Amount          $               0.00

       Excess Spread Applied to Class A Investor         $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items            $         242,132.12

       Excess Spread Applied to Class B Investor         $               0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash                     $             20,416.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral                  $                  0.00
       Account

       Excess Spread Applied to other amounts owed               $                  0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                      $          1,964,269.22


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                $          5,843,574.88


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                   $                  0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to              $                  0.00
       Required Amount

       Excess Finance Charge Collections Applied to              $                  0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to              $                  0.00
       Class B Items

       Excess Finance Charge Collections Applied to              $                  0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to              $                  0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to              $                  0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to              $                  0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                    7.21%
       Base Rate (Prior Month)                                                      7.75%
       Base Rate (Two Months Ago)                                                   7.49%

THREE MONTH AVERAGE BASE RATE                                                       7.48%

       Portfolio Yield (Current Month)                                             14.37%
       Portfolio Yield (Prior Month)                                               21.88%
       Portfolio Yield (Two Months Ago)                                            16.08%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                17.44%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                       91.25%

       Class A Principal Collections                             $         35,620,654.46

CLASS B PRINCIPAL PERCENTAGE                                                        8.75%

       Class B Principal Collections                             $          3,415,679.21

TOTAL PRINCIPAL COLLECTIONS                                      $         39,036,333.67


                                                                 $                  0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $                  0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                            $                  0.00
       Deficit Controlled Amortization Amount                    $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                                   $                  0.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                            $                  0.00
       Deficit Controlled Amortization Amount                    $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                                   $                  0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL              $         39,036,333.67
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                     $                  0.00

CLASS B INVESTOR CHARGE OFFS                                     $                  0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $                  0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                          $                  0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                           $         45,500,000.00
       Available Cash Collateral Amount                          $         45,500,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                        $                  0.00
       Class B Interest Rate Cap Payments                        $                  0.00


TOTAL DRAW AMOUNT                                                $                  0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $                  0.00

                                         First USA Bank, NA,
                                         as Servicer


                                         By: /s/ Tracie H. Klein
                                            ---------------------------------
                                                 Tracie H. Klein
                                                 Vice President